Exhibit 10.1

                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                  TO ACTION TAKEN IN LIEW OF THE ANNUAL MEETING
                               OF THE DIRECTORS OF
                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC
                               U.S. PUBLIC COMPANY

DATE: February 6, 2004

Time: 2:00 PM GMT

Place:Telephonically

THE UNDERSIGNED, being a majority of the directors of Life Energy & Technology Holdings, Inc., a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the Corporation:

Life Energy & Technology Holdings, Inc acknowledged today that Anthony Liberatore and Michael Liberatore had offered their resignation from their position as Directors of Life Energy & Technology Holdings, Inc and in addition offered their resignation from their positions as the sole officer and directors of Health-Pak.

After presentation of the resignation's dated January 23, 2004, the Board of Directors of Life Energy & Technology Holdings, Inc has met and after due discussion

IT WAS RESOLVED:

1) That the resignation's of Anthony and Michael Liberatore from their positions as Directors of Life Energy & Technology Holdings, Inc. will be accepted as of February 6, 2004.

2) That the resignation of Anthony and Michael Liberatore from their positions as officer and directors of Health-Pak can not be accepted by the Board, of Life Energy & Technology Holdings, Inc., until such time as Health-Pak is fully disposed of and discharged by the Trustee since Life Energy & Technology Holdings, Inc. had no control of Health-Pak and no longer has an interest in Health-Pak. since November of 2003. Health-Pak was carried on the books and records of Life Energy & Technology Holdings, Inc., since inception as a discontinued operation under the control and management of Anthony and Michael Liberatore its sole officers and directors of Health-Pak.

3) Life Energy & Technology Holdings, Inc had agreed to pay a 10% dividend to the shareholders of Life Energy & Technology Holdings, Inc. if the proposed spin out of Health-Pak had been approved by the Court. As the plan of reorganization was not approved the dividend will not be paid.

4)   A Vote was taken and all voted in favor of the motion.

IN WITNESS WHERE OF:       The undersigned have executed this Consent:

Dr. Christopher McCormack: /s/ Christopher McCormack
                           ------------------------------------
                           President and Chief Executive Officer

Dr. Albert Reynolds:       /s/ Albert Reynolds
                           ------------------------------------
                           Chairman

Mr. Salim Ghafari:         /s/ Salim Ghafari
                           ------------------------------------
                           Secretary and Chief Financial Officer